Exhibit 10.1.4
Execution Version

AMENDMENT NO. 4 TO FIRST LIEN CREDIT AGREEMENT
AMENDMENT NO. 4 TO FIRST LIEN CREDIT AGREEMENT (this “Amendment No. 4”), dated as of March 15, 2018, by and among SOLARWINDS INTERMEDIATE HOLDINGS I, INC., a Delaware corporation (“Holdings”), SOLARWINDS HOLDINGS, INC., a Delaware corporation (the “Borrower”), each of the other undersigned Guarantors (each, a “Subsidiary Guarantor”), the 2018 Refinancing Term Lenders (as defined below) party hereto, the 2018 Upsize Term Lender (as defined below) party hereto, the Revolving Lenders and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as administrative agent (in such capacity, including any permitted successor thereto, the “Administrative Agent”). All capitalized terms used herein (including in this preamble) and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.
PRELIMINARY STATEMENTS
WHEREAS, the Borrower has entered into that certain First Lien Credit Agreement, dated as of February 5, 2016, among the Borrower, Holdings, the Guarantors, the lenders party thereto from time to time (collectively, the “Lenders” and each individually, a “Lender”), Credit Suisse AG, Cayman Islands Branch, as Administrative Agent, Collateral Agent and as an Issuing Bank and the other Issuing Banks and parties thereto (as amended by Amendment No. 1 to First Lien Credit Agreement, dated as of May 27, 2016, Amendment No. 2 to First Lien Credit Agreement, dated as of August 18, 2016, Amendment No. 3 to First Lien Credit Agreement, dated as of February 21, 2017 and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to, but not including, the date hereof, the “Credit Agreement”) and, Goldman Sachs Lending Partners LLC (“GSLP”), Credit Suisse Securities (USA) LLC (“CS Securities”), Macquarie Capital (USA) Inc. (“Macquarie Capital”) and Nomura Securities International, Inc. (“Nomura”) are acting as joint lead arrangers and joint bookrunners (in such capacities, the “Arrangers”) in connection with this Amendment No. 4, the provision of the 2018 Refinancing Term Loans (as defined below) and the 2018 Upsize Term Loans (as defined below);
WHEREAS, the Borrower has requested that GSLP (in such capacity, the “Additional 2018 Refinancing Term Lender”) provide a new Class of Term Loans denominated in Dollars (the “2018 Refinancing Term Loans”), which 2018 Refinancing Term Loans would refinance all of the Initial US Term Loans outstanding under the Credit Agreement immediately prior to the effectiveness of this Amendment No. 4 (the “Existing Term Loans”) and shall have the terms set forth in the Amended Credit Agreement;
WHEREAS, the aggregate proceeds of the 2018 Refinancing Term Loans will be used by the Borrower, together with cash on hand, to repay in full the outstanding principal amount of the Existing Term Loans, together with all accrued but unpaid interest, fees and expenses payable in connection therewith (the “2018 Refinancing”);
WHEREAS, each Existing Term Lender that executes and delivers a counterpart of the Lender Consent and New Commitment attached to the Election Notice Memorandum delivered by electronic mail on March 9, 2018 (a “Lender Consent”) (such consenting Lender, an “Exchanging Term Lender” and together with the Additional 2018 Refinancing Term Lender, the “2018 Refinancing Term Lenders”) will be deemed (i) to have agreed to the terms of this Amendment No. 4 and the Amended Credit Agreement, (ii) to have agreed to exchange (as further described in the Lender Consent) the Allocated Amount (as defined in the Cashless Settlement of Existing Term Loans letter dated March 15, 2018, by and among the Borrower, the Refinancing Arranger (as defined below) and the Administrative Agent) of its Existing Term Loans for 2018 Refinancing Term Loans in an equal principal amount, and (iii) upon the Amendment No. 4 Effective Date to have exchanged (as further described in the Lender Consent) the Allocated Amount of its Existing Term Loans for 2018 Refinancing Term Loans in an equal principal amount, which will be effectuated by cashless exchange;

WHEREAS, the Additional 2018 Refinancing Term Lender is prepared to provide 2018 Refinancing Term Loans in an amount equal to its commitment to provide such Loans as set forth on Schedule 1 hereto, provided that such amount on Schedule 1 hereto shall automatically be reduced by an amount equal to the aggreagate amount of Existing Term Loans exchanged pursuant to Section 2(a) hereof (the “2018 Refinancing Term Commitments”), subject to the terms and conditions set forth herein;
WHEREAS, the Borrower has requested that, effective immediately after the consumation of the 2018 Refinancing, the Credit Agreement be amended as set forth herein (the Credit Agreement, as amended by this Amendment No. 4, the “Amended Credit Agreement”);
WHEREAS, the Borrower has requested that effective immediately after the consumation of the 2018 Refinancing, the First Lien/Second Lien Intercreditor Agreement, dated as of February 5, 2016, by and among the Borrower, Holdings, the other Grantors (as defined therein) party thereto, Credit Suisse AG, Cayman Islands Branch, as Senior Priority Representative (as defined therein) and Wilmington Trust, National Association, as Second Priority Representative (as defined therein) (as amended by the First Amendment to First Lien/Second Lien Intercreditor Agreement, dated as of August 18, 2016 and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to, but not including, the Amendment No. 4 Effective Date, the “Existing Intercreditor Agreement”) be terminated and discharged in full, and that the Borrower, Holdings, the other Grantors (as defined therein) party thereto, Credit Suisse AG, Cayman Islands Branch, as Senior Priority Representative (as defined therein) and Wilmington Trust, National Association, as Second Priority Representative (as defined therein) enter into the First Lien/Second Lien Intercreditor Agreement attached hereto as Exhibit C (the “New Intercreditor Agreement”). To accomplish the foregoing, the 2018 Refinancing Term Lenders, each Revolving Lender and each other Person whose signature pages appear below hereby instruct the Collateral Agent to, immediately after consummation of the 2018 Refinancing, (i) terminate the Existing Intercreditor Agreement and (ii) execute the New Intercreditor Agreement substantially in the form attached hereto as Exhibit C;
WHEREAS, the Borrower has requested that GSLP (in such capacity, the “2018 Upsize Term Lender”) provide Term Loans denominated in Dollars (the “2018 Upsize Term Loans”), which 2018 Upsize Term Loans shall have the terms set forth in the Amended Credit Agreement and shall constitute the same Class of Term Loans as the 2018 Refinancing Term Loans. The 2018 Upsize Term Lender is prepared to provide the 2018 Upsize Term Loans in an amount equal to its commitment to provide such Loans as set forth on Schedule 2 hereto (the “2018 Upsize Term Commitments”), subject to the terms and conditions set forth herein;
WHEREAS, (i) the aggregate proceeds of the 2018 Upsize Term Loans will be used by the Borrower, together with the proceeds of the Initial Term Loans (as defined in the Second Lien Credit Agreement (as defined below), the “Second Lien Loans”) (including the cashless exchange of Second Lien Notes for a portion of the Second Lien Loans) and certain cash available on the balance sheet of the Borrower, to redeem and discharge in full the outstanding principal amount of the Second Lien Notes, together with all accrued but unpaid interest, premiums, fees and expenses payable in connection therewith and (ii) concurrently with the consumation of this Amendment No. 4, the Borrower will enter into that certain Second Lien Credit Agreement, dated as of the date hereof, by and among, among others, the Borrower, Holdings, Wilmington Trust, National Association as administrative agent and the other loan parties and the lenders party thereto from time to time (collectively, the “Second Lien Transactions”);
WHEREAS, pursuant to the Engagement Letter, dated February 26, 2018, by and among the Arrangers and the Borrower, the Arrangers have agreed to act as joint lead arrangers and joint bookrunners in connection with the entering into of this Amendment No. 4;

WHEREAS, the 2018 Refinancing Term Lenders, the 2018 Upsize Term Lender, each Revolving Lender and each other Person that executes and delivers a signature page to this Amendment No. 4 will be deemed to have agreed to the terms of this Amendment No. 4, the Amended Credit Agreement, the New Intercreditor Agreement and the Second Lien Transactions;
WHEREAS, as of the Amendment No. 4 Effective Date, the US Dollar Revolving Commitments referred to in the Amended Credit Agreement shall be as set forth on Schedule 3 hereto.
WHEREAS, each Loan Party party hereto (collectively, the “Reaffirming Parties” and each a “Reaffirming Party”) expects to realize substantial direct and indirect benefits as a result of this Amendment No. 4 becoming effective and the consummation of the transactions contemplated hereby and agrees to reaffirm its obligations under the Credit Agreement, the Security Documents, and the other Loan Documents to which it is a party.
NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, it is agreed:
SECTION 1.         CERTAIN DEFINITIONS. Capitalized terms used (including in the preamble and recitals hereto) but not defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement. As used in this Amendment No. 4.
“2018 Refinancing” is defined in the recitals hereto.
“2018 Refinancing Term Commitments” is defined in the recitals hereto.
“2018 Refinancing Term Lenders” is defined in the recitals hereto.
“2018 Refinancing Term Loans” is defined in the recitals hereto.
“2018 Upsize Term Commitments” is defined in the recitals hereto.
“2018 Upsize Term Lender” is defined in the recitals hereto.
“2018 Upsize Term Loans” is defined in the recitals hereto.
“Additional 2018 Refinancing Term Lender” is defined in the recitals hereto.
“Administrative Agent” is defined in the preamble hereto.
“Amended Credit Agreement” is defined in the recitals hereto.
“Amendment No. 4” is defined in the preamble hereto.
“Amendment No. 4 Effective Date” means the date on which the conditions set forth in Section 6 of this Amendment No. 4 are satisfied or waived.
“Arrangers” is defined in the recitals hereto.
“Borrower” is defined in the preamble hereto.
“Credit Agreement” is defined in the recitals hereto.

“Exchanged Term Loans” is defined in Section 2 of this Amendment No. 4.
“Existing Intercreditor Agreement” is defined in the recitals hereto.
“Existing Term Lender” means each Lender holding Initial US Term Loans immediately prior to the effectiveness of this Amendment No. 4.
“Existing Term Loans” is defined in the recitals hereto.
“Holdings” is defined in the preamble hereto.
“Lender Consent” is defined in the recitals hereto.
“Lenders” is defined in the recitals hereto.
“New Intercreditor Agreement” is defined in the recitals hereto.
“Refinancing Arranger” means GSLP.
“Reaffirmed Documents” is defined in Section 8 of this Amendment No. 4.
“Reaffirming Grantor” is defined in Section 8 of this Amendment No. 4.
“Reaffirming Loan Guarantor” is defined in Section 8 of this Amendment No. 4.
“Reaffirming Parties” is defined in the recitals hereto.
“Second Lien Loans” is defined in the recitals hereto.
“Second Lien Transactions” is defined in the recitals hereto.
“Subsidiary Guarantor” is defined in the preamble hereto.
SECTION 2.         EXCHANGE OF EXISTING TERM LOANS, AGREEMENT TO MAKE 2018 REFINANCING TERM LOANS AND 2018 UPSIZE TERM LOANS.

(a)	Exchange and Repayment of Existing Term Loans.

(i)
As of the Amendment No. 4 Effective Date, subject to the terms hereof, each Exchanging Term Lender agrees that, immediately prior to the amendments in Section 3 taking effect, an aggregate principal amount of its Existing Term Loans (the “Exchanged Term Loans”) equal to the amount notified to such Exchanging Term Lender by the Refinancing Arranger will be exchanged for 2018 Refinancing Term Loans through a cashless rollover as indicated in the Exchanging Term Lender’s Lender Consent (and as such amount may be reduced by the Refinancing Arranger).

(ii)
As of the Amendment No. 4 Effective Date, subject to the terms hereof, (1) each Exchanging Term Lender agrees that (notwithstanding Section 2.14 of the Credit Agreement), immediately prior to the amendments in Section 3 taking effect, the aggregate principal amount of its Existing Term Loans not being exchanged through a cashless rollover (and as such amount not being exchanged may be increased by the Refinancing Arranger), equal to the amount notified to such Exchanging Term Lender by the Refinancing Arranger and all unpaid and accrued interest thereon up to but not including the Amendment No. 4 Effective Date, will be repaid in full and (2) the Borrower agrees that, immediately prior to the amendments in Section 3 taking effect, the aggregate principal amount of the Existing Term Loans, including all unpaid and accrued interest thereon up to but not including the Amendment No. 4 Effective Date, of each Lender holding Existing Term Loans that are not exchanged pursuant to Section 2(a)(i), will be repaid in full pursuant to Section 2(c)(i) below.

(iii)
Each Exchanging Term Lender shall be deemed to be a “Lender” under the Credit Agreement as of the Amendment No. 4 Effective Date immediately prior to the amendments in Section 3 taking effect and the making of the 2018 Upsize Term Loans.

(b)
Commitment to Make 2018 Refinancing Term Loans. As of the Amendment No. 4 Effective Date, immediately prior to the amendments in Section 3 taking effect and subject to the terms and conditions hereof, the Additional 2018 Refinancing Term Lender agrees to make 2018 Refinancing Term Loans up to the amount of its 2018 Refinancing Term Commitments.

(c)	Other Provisions Regarding 2018 Refinancing Term Loans.

(i)
On the Amendment No. 4 Effective Date, immediately prior to the amendments in Section 3 taking effect, the Borrower shall apply the aggregate proceeds of the 2018 Refinancing Term Loans to prepay in full the principal amount of all Existing Term Loans (other than the principal amount of Exchanged Term Loans which shall be deemed prepaid pursuant to the cashless exchange thereof) together with all accrued but unpaid interest, fees and expenses payable in connection therewith.

(ii)
The Additional 2018 Refinancing Term Lender shall be deemed to be a “Lender” under the Credit Agreement as of the Amendment No. 4 Effective Date immediately prior to the amendments in Section 3 taking effect and the making of the 2018 Upsize Term Loans. Amounts paid or prepaid in respect of 2018 Refinancing Term Loans may not be reborrowed.

(d)
Commitment to Make 2018 Upsize Term Loans. As of the Amendment No. 4 Effective Date, immediately after consummation of the 2018 Refinancing and subject to the terms and conditions hereof, the 2018 Upsize Term Lender agrees to make 2018 Upsize Term Loans up to the amount of its 2018 Upsize Term Commitments.

(e)	Other Provisions Regarding 2018 Upsize Term Loans.

a.
On the Amendment No. 4 Effective Date, immediately after consummation of the 2018 Refinancing, the Borrower shall apply the aggregate proceeds of the 2018 Upsize Term Loans, together with the proceeds of the Second Lien Loans (including the cashless exchange of Second Lien Notes for a portion of the Second Lien Loans) and certain cash available on the balance sheet of the Borrower, to redeem and discharge in full the outstanding principal amount of the Second Lien Notes, together with all accrued but unpaid interest, premiums, fees and expenses payable in connection therewith.

b.
The 2018 Upsize Term Lender shall be a “Lender” under the Amended Credit Agreement as of the Amendment No. 4 Effective Date. Amounts paid or prepaid in respect of 2018 Upsize Term Loans may not be reborrowed.

c.
The commitments of the Exchanging Term Lenders, the Additional 2018 Refinancing Term Lender and the 2018 Upsize Term Lender are several and not joint and no such Exchanging Term Lender, the Additional 2018 Refinancing Term Lender or 2018 Upsize Term Lender will be responsible for any other Exchanging Term Lender’s, Additional 2018 Refinancing Term Lender’s or 2018 Upsize Term Lender’s failure to make or exchange the 2018 Refinancing Term Loans or 2018 Upsize Term Loans.

SECTION 3.         AMENDMENTS TO LOAN DOCUMENTS.

(a)
The Borrower, Holdings, the Guarantors, the 2018 Refinancing Term Lenders, the Revolving Lenders party hereto and other parties party hereto agree that on the Amendment No. 4 Effective Date, immediately after consummation of the 2018 Refinancing, the (i) Credit Agreement shall hereby be amended as set forth in the Amended Credit Agreement attached hereto as Exhibit A and (ii) Schedules 6.01(b), 6.01(y), 6.02(c), 6.04(b) and 6.09(j) and Exhibit J to the Credit Agreement shall hereby be replaced in their entirety with the corresponding Schedules 6.01(b), 6.01(y), 6.02(c), 6.04(b) and 6.09(j) and Exhibit J to the Credit Agreement, respectively, set forth in the attached Exhibit B.

(b)
The 2018 Refinancing Term Lenders, each Revolving Lender and each other Person whose signature pages appear below hereby instruct the Collateral Agent to, immediately after consummation of the 2018 Refinancing, (i) terminate and discharge in full the Existing Intercreditor Agreement and (ii) execute the New Intercreditor Agreement substantially in the form attached hereto as Exhibit C.

SECTION 4.         REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT. On and after the Amendment No. 4 Effective Date, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or text of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment No. 4, (ii) the 2018 Refinancing Term Loans and 2018 Upsize Term Loans shall together constitute the same Class of Term Loans and shall constitute “Initial Term Loans”, “Loans” and “Term Loans”, in each case, under and as defined in the Credit Agreement and (iii) the 2018 Refinancing Term Lenders and 2018 Upsize Term Lender shall each constitute an “Initial Term Loan Lender”, a “Lender” and a “Term Loan Lender”, in each case, under and as defined in the Credit Agreement. This Amendment No. 4 shall for all purposes constitute a “Loan Document” under and as defined in the Credit Agreement and the other Loan Documents.
SECTION 5.         REPRESENTATIONS & WARRANTIES. In order to induce the 2018 Refinancing Term Lenders, the 2018 Upsize Term Lender, the Revolving Lenders and the Administrative Agent to enter into this Amendment No. 4, to induce the 2018 Refinancing Term Lenders to make the 2018 Refinancing Term Loans and to induce the 2018 Upsize Term Lender to make the 2018 Upsize Term Loans, each Loan Party hereby represents and warrants to the 2018 Refinancing Term Lenders, the 2018 Upsize Term Lender, the Revolving Lenders and the Administrative Agent on and as of the Amendment No. 4 Effective Date that each of the representations and warranties made by any Loan Party set forth in Article III of the Credit Agreement or in any other Loan Document shall be true and correct in all material respects (provided that, any representation and warranty that is qualified by “materiality,” “material adverse effect” or similar language shall be true and correct in all respects (after giving effect to any such qualification therein)) on and as of the Amendment No. 4 Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (or if any such representation and warranty is qualified by “materiality,” “material adverse effect” or similar language, shall be true and correct in all respects (after giving effect to any such qualification therein)) on and as of such earlier date); provided that all references in the representations set forth in Sections 3.01, 3.02, and 3.03 of the Credit Agreement to “Loan Documents” shall be deemed to be references to this Amendment No. 4 and the other Loan Documents (including the Credit Agreement) as amended by this Amendment No. 4.
SECTION 6.         CONDITIONS PRECEDENT. This Amendment No. 4 shall become effective as of the first date (the “Amendment No. 4 Effective Date”) when each of the conditions set forth in this Section 6 shall have been satisfied; provided that Sections 2(c) and 2(d) and the amendments contemplated in Section 3 hereof shall be effective immediately after the consummation of the 2018 Refinancing:

(a)
The Administrative Agent shall have received (i) an executed copy of this Amendment No. 4, (ii) an executed copy of the New Intercreditor Agreement, (iii) an executed copy of the Second Lien Credit Agreement, (iv) an executed copy of the Intercompany Subordination Agreement and (v) an executed copy of the Exchange Agreement (as defined in the Second Lien Credit Agreement).

(b)
All costs, fees and expenses (including, without limitation, legal fees and expenses) contemplated and to the extent required by the Credit Agreement, the Engagement Letter and any other letter agreement between the Borrower and any Arranger relating to the transactions contemplated hereby, and which are payable to the Refinancing Arranger or any other Arranger (or the 2018 Refinancing Term Lenders or the 2018 Upsize Term Lender) or the Administrative Agent shall have been paid to the extent due. All accrued interest on, and any amounts owing under Section 2.13 of the Credit Agreement with respect to, the Initial Term Loans outstanding immediately prior to the Amendment No. 4 Effective Date, whether or not due and payable, shall have been paid in full.

(c)
No Default or Event of Default shall have occurred or be continuing, or would occur immediately after giving effect to the incurrence of the 2018 Refinancing Term Loans and the 2018 Upsize Term Loans and the other transactions contemplated by this Amendment No. 4.

(d)
Each of the representations and warranties made by any Loan Party set forth in Section 5 hereof shall be true and correct in all material respects (provided that, any representation and warranty that is qualified by “materiality,” “material adverse effect” or similar language shall be true and correct in all respects (after giving effect to any such qualification therein)) on and as of the Amendment No. 4 Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (or if any such representation and warranty is qualified by “materiality,” “material adverse effect” or similar language, shall be true and correct in all respects (after giving effect to any such qualification therein)) on and as of such earlier date).

(e)	The Administrative Agent shall have received a Borrowing Request meeting the requirements of Section 2.03 of the Credit Agreement for the 2018 Refinancing Term Loans and the 2018 Upsize Term Loans.

(f)
The Administrative Agent shall have received a certificate of the Borrower, dated the Amendment No. 4 Effective Date, executed by a Responsible Officer of the Borrower certifying compliance with the requirements set forth in clauses (c) and (d) of this Section 6.

(g)	On the Amendment No. 4 Effective Date, the Administrative Agent shall have received a customary opinion of Ropes & Gray LLP, counsel to the Loan Parties addressed to the

Administrative Agent, the 2018 Refinancing Term Lenders, the 2018 Upsize Term Lender and the Revolving Lenders and dated the Amendment No. 4 Effective Date.

(h)
The Administrative Agent shall have received a customary certificate from each Loan Party, dated the Amendment No. 4 Effective Date, signed by a Responsible Officer of such Loan Party, and attested to by the secretary or any assistant secretary of such Loan Party, with appropriate insertions, together with (a) certified copies of the certificate or articles of incorporation and by-laws (or other equivalent organizational documents), as applicable, of such Loan Party, (b) customary resolutions of such Loan Party referred to in such certificate, (c) incumbency or specimen signatures which identify by name and title such Responsible Officer or authorized signatory of such Loan Party authorized to sign this Amendment No. 4, and (d) a good standing certificate from the applicable Governmental Authority of such Loan Party’s jurisdiction of incorporation, organization or formation, each dated a recent date prior to the Amendment No. 4 Effective Date and certifying as to the good standing of such Loan Party (but only if the concept of good standing exists in the applicable jurisdiction); provided that in the case of preceding clause (a), such documents shall not be required to be delivered with respect to any Person that was a Loan Party immediately prior to the Amendment No. 3 Effective Date if such certificate includes a certification by such Responsible Officer that the applicable organizational documents delivered to the Administrative Agent in connection with the initial funding of Term Loans on the Closing Date remain in full force and effect and have not been amended, modified, revoked or rescinded since the Amendment No. 3 Effective Date.

(i)
The Refinancing Arranger and the Administrative Agent shall have received a solvency certificate from the chief financial officer (or other officer with reasonably equivalent duties) of the Borrower substantially consistent with that delivered on the Amendment No. 3 Effective Date (with respect to the transactions contemplated by this Amendment No. 4) and dated the Amendment No. 4 Effective Date.

(j)
The Refinancing Arranger and the Administrative Agent shall have received at least two (2) Business Days prior to the Amendment No. 4 Effective Date all documentation and information as is reasonably requested in writing by the Refinancing Arranger or the Administrative Agent at least ten (10) days prior to the Amendment No. 4 Effective Date about Holdings, the Borrower and its subsidiaries, required by U.S. regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act.

(k)	The Second Lien Transactions shall be consummated substantially concurrently with the funding of the 2018 Upsize Term Loans on the Amendment No. 4 Effective Date.
SECTION 7.         ARRANGERS. The Borrower, the 2018 Refinancing Term Lenders, the 2018 Upsize Term Lender and Revolving Lenders agree that the Arrangers, including the Refinancing Arranger, shall be entitled to the privileges, indemnification, immunities and other benefits afforded to the Agents and Arrangers pursuant to Sections 10.08 and 11.03 of the Amended Credit Agreement and except as otherwise agreed to in writing by the Borrower, Holdings and the Arrangers, shall have no duties, responsibilities or liabilities with respect to this Amendment No. 4, the Amended Credit Agreement or any other Loan Document.
SECTION 8.         REAFFIRMATION.

(a)	To induce the 2018 Refinancing Term Lenders, the 2018 Upsize Term Lender, the Revolving Lenders and the Administrative Agent to enter into this Amendment No. 4, each of the Loan

Parties hereby acknowledges and reaffirms its obligations under each Loan Document to which it is a party, including, without limitation, any grant, pledge or collateral assignment of a lien or security interest, as applicable, contained therein, in each case as amended, restated, amended and restated, supplemented or otherwise modified prior to or as of the date hereof (including as amended pursuant to this Amendment No. 4 and the incurrence of the 2018 Refinancing Term Loans and the 2018 Upsize Term Loans) (collectively, the “Reaffirmed Documents”). The Borrower and each Loan Party acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Amendment No. 4.

(b)
In furtherance of the foregoing Section 8(a), each Loan Party, in its capacity as a Guarantor under any Guarantee to which it is a party (in such capacity, each a “Reaffirming Loan Guarantor”), reaffirms its guarantee of the Guaranteed Obligations under the terms and conditions of such Guarantee and agrees that such Guarantee remains in full force and effect to the extent set forth in such Guarantee and after giving effect to this Amendment No. 4 and the incurrence of the 2018 Refinancing Term Loans and the 2018 Upsize Term Loans, and is hereby ratified, reaffirmed and confirmed. Each Reaffirming Loan Guarantor hereby confirms that it consents to the terms of this Amendment No. 4 and the Credit Agreement and that the principal of, the interest and premium (if any) on, and fees related to, the 2018 Refinancing Term Loans and the 2018 Upsize Term Loans constitute “Obligations” under the Loan Documents (including all such Obligations as amended, reaffirmed and/or increased pursuant to this Amendment No. 4 and the incurrence of the 2018 Refinancing Term Loans and the 2018 Upsize Term Loans). Each Reaffirming Loan Guarantor hereby (i) acknowledges and agrees that its Guarantee and each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Amendment No. 4, (ii) acknowledges and agrees that it will continue to guarantee to the fullest extent possible in accordance with the Loan Documents the payment and performance of all Obligations under each of the Loan Documents to which it is a party (including all such Obligations as amended, reaffirmed and/or increased pursuant to this Amendment No. 4 and the incurrence of the 2018 Refinancing Term Loans and the 2018 Upsize Term Loans) and (iii) acknowledges, agrees and warrants for the benefit of the Administrative Agent, the Collateral Agent and each other Secured Party that there are no rights of set-off or counterclaim, nor any defenses of any kind, whether legal, equitable or otherwise, that would enable such Reaffirming Loan Guarantor to avoid or delay timely performance of its obligations under the Loan Documents.

(c)
In furtherance of the foregoing Section 8(a), each of the Loan Parties that is party to any Security Document, in its capacity as a Pledgor (as defined in such Security Document) under such Security Document (in such capacity, each a “Reaffirming Grantor”), hereby acknowledges that it has reviewed and consents to the terms and conditions of this Amendment No. 4 and the transactions contemplated hereby, including the extension of credit in the form of the 2018 Refinancing Term Loans and the 2018 Upsize Term Loans. In addition, each Reaffirming Grantor reaffirms the security interests granted by such Reaffirming Grantor under the terms and conditions of the Security Agreement and each other Loan Document (in each case, to the extent a party thereto) to secure the Secured Obligations (including all such Secured Obligations as amended, reaffirmed and/or increased pursuant to this Amendment No. 4 and the incurrence of the 2018 Refinancing Term Loans and the 2018 Upsize Term Loans) and agrees that such security interests remain in full force and effect and are hereby ratified, reaffirmed and confirmed. Each Loan Party hereby confirms that the security interests granted by such Reaffirming Grantor under the terms and conditions of the Loan Documents secure the 2018 Refinancing Term Loans and the 2018 Upsize Term Loans as part of the Secured Obligations (including all such Secured Obligations as amended, reaffirmed and/or increased pursuant to this Amendment No. 4 and the incurrence of the 2018 Refinancing Term Loans and the 2018 Upsize Term Loans). Each Reaffirming Grantor hereby (i) confirms that each Security Document to which it is a party or is otherwise bound and all Collateral encumbered thereby will continue to secure, to the fullest extent possible in accordance with the Security Documents, the payment and performance of the Secured Obligations (including all such Secured Obligations as amended, reaffirmed and/or increased pursuant to this Amendment No. 4 and the incurrence of the 2018 Refinancing Term Loans and the 2018 Upsize Term Loans), as the case may be, including without limitation the payment and performance of all such applicable Secured Obligations that are joint and several obligations of each Guarantor and each Pledgor now or hereafter existing, (ii) confirms its respective grant to the Collateral Agent for the benefit of the Secured Parties of the security interest in and continuing Lien on all of such Pledgor’s right, title and interest in, to and under all Collateral, in each case whether now owned or existing or hereafter acquired or arising and wherever located, as collateral security for the prompt and complete payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all applicable Secured Obligations (including all such Secured Obligations as amended, reaffirmed and/or increased pursuant to this Amendment No. 4 and the incurrence of the 2018 Refinancing Term Loans and the 2018 Upsize Term Loans), subject to the terms contained in the applicable Loan Documents, and (iii) confirms its respective pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Security Documents to which it is a party.

(d)
Each Guarantor acknowledges and agrees that (i) such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to this Amendment No. 4 and (ii) nothing in the Credit Agreement, this Amendment No. 4 or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendment, consent or waiver of the terms of the Credit Agreement.

SECTION 9.         MISCELLANEOUS PROVISIONS.

(a)
Ratification. This Amendment No. 4 is limited to the matters specified herein and shall not constitute acceptance or waiver, or, to the extent not expressly set forth herein, an amendment or modification, of any other provision of the Credit Agreement or any other Loan Document. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or any other Loan Document or instruments securing the same, which shall remain in full force and effect as modified hereby or by instruments executed concurrently herewith, and each of the parties hereto acknowledges and agrees that the terms of this Amendment No. 4 constitute an amendment of the terms of pre-existing Indebtedness and the related agreement, as evidenced by the Amended Credit Agreement.

(b)
Governing Law; Submission to Jurisdiction, Consent to Service of Process, Waiver of Jury Trial, Etc. Sections 11.09 and 11.10 of the Credit Agreement are incorporated by reference herein as if such Sections appeared herein, mutatis mutandis.

(c)	Severability. Section 11.07 of the Credit Agreement is incorporated by reference herein as if such Section appeared herein, mutatis mutandis.

(d)
Counterparts; Headings. This Amendment No. 4 may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment No. 4 by telecopy or other electronic transmission (including in .pdf format) shall be effective as delivery of a manually executed counterpart of this Amendment No. 4. Article and Section headings used herein are for convenience of reference only, and are not part of this Amendment No. 4 and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment No. 4.

(e)
Notice. For purposes of the Credit Agreement, the initial notice address of the Additional 2018 Refinancing Term Lender shall be as set forth on Schedule 1 hereto and the initial notice address of the 2018 Upsize Term Lender shall be as set forth on Schedule 2 hereto.

(f)
Recordation of 2018 Refinancing Term Loans and the 2018 Upsize Term Loans. Upon execution and delivery hereof, and the funding (or cashless exchange) of the 2018 Refinancing Term Loans and the 2018 Upsize Term Loans, the Administrative Agent will record in the Register the 2018 Refinancing Term Loans made (or deemed made) by the 2018 Refinancing Term Lenders and the 2018 Upsize Term Loans made by the 2018 Upsize Term Lender as “Initial Term Loans”.

(g)	Amendment, Modification and Waiver. This Amendment No. 4 may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto.
[Remainder of page intentionally blank; signatures begin next page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be duly executed by their respective authorized officers as of the date first above written.

SOLARWINDS INTERMEDIATE HOLDINGS I, INC., as Holdings

By:	/s/ J. Barton Kalsu
Name:	J. Barton Kalsu
Title:	Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer

SOLARWINDS HOLDINGS, INC., as Borrower

By:	/s/ J. Barton Kalsu
Name:	J. Barton Kalsu
Title:	Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer

[SolarWinds – Signature Page to Amendment No. 4 to First Lien Credit Agreement]

SOLARWINDS, INC., as a Guarantor

By:	/s/ J. Barton Kalsu
Name:	J. Barton Kalsu
Title:	Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer

SOLARWINDS WORLDWIDE, LLC, as a Guarantor

By: SolarWinds, Inc., its sole member

By:	/s/ J. Barton Kalsu
Name:	J. Barton Kalsu
Title:	Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer

AJAX ILLINOIS CORP., as a Guarantor

By:	/s/ J. Barton Kalsu
Name:	J. Barton Kalsu
Title:	President

CONFIO CORPORATION, as a Guarantor

By:	/s/ J. Barton Kalsu
Name:	J. Barton Kalsu
Title:	President

GALAXY TECHNOLOGIES, LLC, as a Guarantor

By:	/s/ J. Barton Kalsu
Name:	J. Barton Kalsu
Title:	Manager

[SolarWinds – Signature Page to Amendment No. 4 to First Lien Credit Agreement]

LIBRATO, INC., as a Guarantor

By:	/s/ J. Barton Kalsu
Name:	J. Barton Kalsu
Title:	President

PAPERTRAIL INC., as a Guarantor

By:	/s/ J. Barton Kalsu
Name:	J. Barton Kalsu
Title:	President

RHINO SOFTWARE, INC., as a Guarantor

By:	/s/ J. Barton Kalsu
Name:	J. Barton Kalsu
Title:	President

N-ABLE TECHNOLOGIES INTERNATIONAL, INC., as a Guarantor

By:	/s/ J. Barton Kalsu
Name:	J. Barton Kalsu
Title:	President

SOLARWINDS MSP US, INC., as a Guarantor

By:	/s/ J. Barton Kalsu
Name:	J. Barton Kalsu
Title:	President

[SolarWinds – Signature Page to Amendment No. 4 to First Lien Credit Agreement]

LOGGLY, INC., as a Guarantor

By:	/s/ J. Barton Kalsu
Name:	J. Barton Kalsu
Title:	President

[SolarWinds – Signature Page to Amendment No. 4 to First Lien Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent, a Revolving Lender and Issuing Bank

By:	/s/ Mikhail Faybusovich
Name: Mikhail Faybusovich
Title: Authorized Signatory

By:	/s/ Whitney Gaston
Name: Whitney Gaston
Title: Authorized Signatory

[SolarWinds – Signature Page to Amendment No. 4 to First Lien Credit Agreement]

GOLDMAN SACHS LENDING PARTNERS LLC, as Additional 2018 Refinancing Term Lender, 2018 Upsize Term Lender and a Revolving Lender

By:	/s/ Charles D. Johnston
Name: Charles D. Johnston
Title: Authorized Signatory

[SolarWinds – Signature Page to Amendment No. 4 to First Lien Credit Agreement]

MIHI LLC, as a Revolving Lender and Issuing Bank

By:	/s/ Mimi Shih
Name: Mimi Shih
Title: Authorized Signatory

By:	/s/ Lisa Grushkin
Name: Lisa Grushkin
Title: Authorized Signatory

[SolarWinds – Signature Page to Amendment No. 4 to First Lien Credit Agreement]

NOMURA CORPORATE FUNDING AMERICAS, LLC, as a Revolving Lender and Issuing Bank

By:	/s/ Lee Olive
Name: Lee Olive
Title: Managing Director

[SolarWinds – Signature Page to Amendment No. 4 to First Lien Credit Agreement]

GoldenTree Credit Opportunities Master Fund, Ltd. By: GoldenTree Asset Management, LP, as a Revolving Lender

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director – Bank Debt

[SolarWinds – Signature Page to Amendment No. 4 to First Lien Credit Agreement]

SECURITY BENEFIT LIFE INSURANCE COMPANY, as a Revolving Lender

By:	/s/ Joseph W. Wittrock
Name: Joseph W. Wittrock
Title: C.I.O.

[SolarWinds – Signature Page to Amendment No. 4 to First Lien Credit Agreement]

SCHEDULE 1

Additional 2018 Refinancing Term Lender	2018 Refinancing Term Commitments	Notice address
Goldman Sachs Lending Partners LLC	$1,678,050,000.00	200 West Street New York, New York 10282 Ph: 212-902-1099 Fax: 646-769-7700
TOTAL	$1,678,050,000.00[1]

_____________________________

1 This amount includes $ 322,936,222.53 of Existing Term Loans exchanged pursuant to Section 2(a) of this Amendment No. 4.

SCHEDULE 2

2018 Upsize Term Lender	2018 Upsize Term Commitments	Notice address
Goldman Sachs Lending Partners LLC	$311,950,000.00	200 West Street New York, New York 10282 Ph: 212-902-1099 Fax: 646-769-7700
TOTAL	$311,950,000.00

SCHEDULE 3

2021 US Dollar Revolving Commitments

2021 US Dollar Revolving Lender	2021 US Dollar Revolving Commitments
GoldenTree Credit Opportunities Master Fund, Ltd.	$7,500,000.00
Total	$7,500,000.00

2022 US Dollar Revolving Commitments

2022 US Dollar Revolving Lender	2022 US Dollar Revolving Commitments
Goldman Sachs Lending Partners LLC	$7,500,000.00
MIHI LLC	$5,000,000.00
Nomura Corporate Funding Americas, LLC	$3,000,000.00
Security Benefit Life Insurance Company	$2,000,000.00
Total	$17,500,000.00

Exhibit A
[Included in the First Lien Credit Agreement filed as Exhibit 10.1]

Exhibit B
[attached]

UPDATED SCHEDULES TO FIRST LIEN CREDIT AGREEMENT
Index

Schedule 6.01(b)	Existing Indebtedness
Schedule 6.01(y)	Existing Letters of Credit
Schedule 6.02(c)	Existing Liens
Schedule 6.04(b)	Existing Investments
Schedule 6.09(j)	Transactions with Affiliates

SCHEDULE 6.01(b)
Existing Indebtedness
1.Indebtedness underlying the intercompany loans set forth below.2

Lender	Borrower	Principal	Maturity
SolarWinds Software Europe Limited	SolarWinds Software Netherlands BV	EUR 18,749,756	8-Jun-24
SolarWinds IP Holding Company Limited	SolarWinds Software Netherlands BV	EUR 30,000,000	8-Jun-24
SolarWinds Software Netherlands BV	SolarWinds Sweden Holdings AB	EUR 49,000,000	12-Jun-24
SolarWinds MSP Holdings Worldwide, Ltd	Project Lake Holdings Ltd	USD 165,000,000	27-May-21
LogicNow Acquisition Company BV	LogicNow Acquisition Ltd	USD 14,459,003	Indefinite; no maturity date
LogicNow Acquisition Company BV	SolarWinds MSP UK Ltd	USD 6,386,794	Indefinite; no maturity date

2.Indebtedness underlying the intercompany notes set forth below.3

Lender	Borrower	Principal	Maturity
SolarWinds Holdings, Inc.	SolarWinds International Holdings, Ltd.	EUR 450,000,000	5 years
SolarWinds Holdings, Inc.	SolarWinds, Inc.	USD 1,070,500,000	5 years
SolarWinds Holdings, Inc.	SolarWinds MSP Canada ULC	USD 250,000,000	5 years
SolarWinds Holdings, Inc.	SolarWinds MSP Holdings Worldwide, Ltd.	USD 200,000,000	8 years

_____________________________

2 Notwithstanding anything contained in the Loan Documents to the contrary, no Indebtedness described in this clause Item 1 may be refinanced, refunded, extended or renewed except pursuant to Section 6.01(n) of the Credit Agreement.
3 Notwithstanding anything contained in the Loan Documents to the contrary, no Indebtedness described in this Item 2 may be refinanced, refunded, extended or renewed except pursuant to Section 6.01(n) of the Credit Agreement.

SCHEDULE 6.01(y)
Existing Letters of Credit
None.

SCHEDULE 6.02(c)
Existing Liens
1.Liens set forth below.

File Number	File Date	Expiration Date	Debtor	Secured Party	Lien Summary
20141865823	05/12/2014	05/12/2019	SOLARWINDS WORLDWIDE, LLC	ZENO DIGITAL SOLUTIONS, LLC	Specific equipment under Total Output Management Agreement # 7774541-001 btw Secured Party and Debtor
20173440135	05/25/2017	05/25/2023	SOLARWINDS WORLDWIDE, LLC	ZENO DIGITAL SOLUTIONS, LLC	Specific equipment under Total Output Management Agreement # 7774541-003 btw Secured Party and Debtor

SCHEDULE 6.04(b)
Existing Investments
1.Investments in Subsidiaries as set forth in the table of Schedule 3.07.

SCHEDULE 6.09(j)
Transactions with Affiliates
None.

Execution Version
INTERCOMPANY SUBORDINATION AGREEMENT
Dated: March 15, 2018
This intercompany subordination agreement (this “Subordination Agreement”) among Holdings (as defined below), Borrower (as defined below), each of its Restricted Subsidiaries (collectively with Holdings and Borrower, the “Group Members” and each, a “Group Member”) which is a signatory hereto, Credit Suisse AG, Cayman Islands Branch, as First Lien Collateral Agent, and Wilmington Trust, National Association, as Second Lien Collateral Agent, is made with reference to that certain (i) First Lien Credit Agreement, dated as of February 5, 2016 (as amended, restated, amended and restated, refinanced, extended, supplemented or otherwise modified from time to time, the “First Lien Credit Agreement”), among SolarWinds Intermediate Holdings I, Inc., a Delaware corporation (“Holdings”), SolarWinds Holdings, Inc., a Delaware corporation (“Borrower”), the other guarantors from time to time party thereto, the Lenders from time to time party thereto, Credit Suisse AG, Cayman Islands Branch, as administrative agent for the Lenders (in such capacity, together with its successors and permitted assigns, the “First Lien Administrative Agent”) and collateral agent for the First Lien Credit Agreement Secured Parties (in such capacity, together with its successors and permitted assigns, the “First Lien Collateral Agent”), Credit Suisse AG, Cayman Islands Branch, MINI LLC and Nomura Corporate Funding Americas, LLC, as Issuing Banks (in such capacity, the “Issuing Banks”), Goldman Sachs Lending Partners LLC, Credit Suisse Securities (USA) LLC, Macquarie Capital (USA) Inc. and Nomura Securities International, Inc., as joint lead arrangers (in such capacity, the “Arrangers”) and as joint bookrunners (in such capacity, the “Bookrunners”), Goldman Sachs Lending Partners LLC, as documentation agent (the “Documentation Agent”) and Goldman Sachs Lending Partners LLC, as syndication agent (in such capacity, the “Syndication Agent”), (ii) Second Lien Credit Agreement, dated as of the date first written above (as amended, restated, amended and restated, refinanced, extended, supplemented or otherwise modified from time to time, the “Second Lien Credit Agreement” (and together with the First Lien Credit Agreement, the “Credit Agreements”)) among Holdings, Borrower, the guarantors party thereto from time to time and Wilmington Trust, National Association, as administrative agent and as collateral agent for the lenders (in such capacity, together with its successors and permitted assigns, the “Second Lien Administrative Agent” and together with the First Lien Administrative Agent, the “Administrative Agents”)(in such capacity, together with its successors and permitted assigns, the “Second Lien Collateral Agent” and together with the First Lien Collateral Agent, the “Collateral Agents”), and (iii) First Lien/Second Lien Intercreditor Agreement, dated as of the date first written above (as amended, restated, amended and restated, refinanced, extended, supplemented or otherwise modified from time to time, the “First Lien/Second Lien Intercreditor Agreement”), by and among the First Lien Collateral Agent, as First Lien Collateral Agent and the Second Lien Collateral Agent, as Second Lien Collateral Agent, and each additional representative party thereto from time to time, acknowledged and agreed by the Loan Parties. Unless otherwise defined herein, capitalized terms defined in the First Lien Credit Agreement, the Second Lien Credit Agreement, or the First Lien/Second Lien Intercreditor Agreement and used herein shall have the meanings given to them in the First Lien Credit Agreement, the

Second Lien Credit Agreement or the First Lien/Second Lien Intercreditor Agreement, as applicable. This Subordination Agreement is the Intercompany Subordination Agreement referred to in the First Lien Credit Agreement and Second Lien Credit Agreement.
Each Group Member that is a Non-Guarantor Subsidiary (each, a “Subordinated Creditor”) agrees that any and all Indebtedness, liabilities, and other obligations owed to such Subordinated Creditor by any Group Member that is a Loan Party (each, an “Obligor”), and all interest, premiums, costs, expenses or indemnification amounts thereon or payable in respect thereof or in connection therewith (the “Subordinated Debt”), shall be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to (i) the Secured Obligations under the First Lien Credit Agreement, until the satisfaction of the Termination Conditions and (ii) the Secured Obligations under the Second Lien Credit Agreement, until the satisfaction of the Termination Conditions, in each case, subject to the terms of the First Lien/Second Lien Intercreditor Agreement; provided that each Obligor may make payments with respect to Subordinated Debt to the applicable Subordinated Creditor, except in the event that (i) an Event of Default under the First Lien Credit Agreement or under the Second Lien Credit Agreement shall have occurred and be continuing and (ii) the applicable Collateral Agent has, subject to the terms of the First Lien/Second Lien Intercreditor Agreement, given the Borrower prior written notice stating that such payments are so blocked (which notice shall be deemed to have been given immediately upon the occurrence of an Event of Default under paragraph (g) or (h) of Section 8.01 of the First Lien Credit Agreement or under paragraph (g) or (h) under the Second Lien Credit Agreement); and provided further, that upon the waiver, remedy or cure of each such Event of Default, so long as no other Event of Default under the Credit Agreements shall have occurred and be then continuing, such payments of Subordinated Debt shall be permitted, including any payment to bring current any missed payments during the period of such Event of Default. Notwithstanding any right of any Subordinated Creditor to ask, demand, sue for, take or receive any payment from any Obligor, all rights, Liens and security interests of such Subordinated Creditor, whether now or hereafter arising and howsoever existing, on and in any assets of any Obligor (whether constituting part of the security or collateral given to the Collateral Agents or any other First Lien Credit Agreement Secured Party or Second Lien Credit Agreement Secured Party under the Credit Agreements, as applicable, to secure payment of all or any part of the Secured Obligations (as defined in the First Lien Credit Agreement) or Secured Obligations (as defined under the Second Lien Credit Agreement), as applicable, under the Credit Agreements, or otherwise) shall be and hereby are subordinated and junior to the rights of the Collateral Agents and each other First Lien Credit Agreement Secured Party or Second Lien Credit Agreement Secured Party under the Credit Agreements, as applicable, in such assets.
Except as expressly permitted by the Credit Agreements, after the occurrence and during the continuance of an Event of Default, the Subordinated Creditors shall have no right to (a) accelerate, make demand, or otherwise make due and payable prior to the original due date thereof any Subordinated Debt or bring suit or institute any other actions or proceedings to enforce its rights or interests in respect of the obligations of any Obligor owing to such Subordinated Creditors, (b) exercise any rights under or with respect to guaranties of the Subordinated Debt, if any, (c) exercise any rights to set-offs and counterclaims in respect of any indebtedness, liabilities, or obligations of any Obligor to any Subordinated Creditor against any of the Subordinated Debt or (d) commence, or cause to be commenced, or join with any creditor other than the Collateral Agents and any First Lien Credit Agreement Secured Party or Second

Lien Credit Agreement Secured Party in commencing, any Bankruptcy Proceeding or receivership proceeding against any Obligor in respect of any asset, whether by judicial action or otherwise.
Prior to (i) the satisfaction of the Termination Conditions under the First Lien Credit Agreement and (ii) the satisfaction of the Termination Conditions under the Second Lien Credit Agreement, in each case, subject to the terms of the First Lien/Second Lien Intercreditor Agreement, any payments received by the Subordinated Creditor in violation of this Subordination Agreement in all cases shall be segregated and held in trust and forthwith due and paid over to the First Lien Collateral Agent (or, after the satisfaction of the Termination Conditions (as defined in the First Lien Credit Agreement), the Second Lien Collateral Agent) for the benefit of the First Lien Credit Agreement Secured Parties (or, after the satisfaction of the Termination Conditions (as defined in the First Lien Credit Agreement), the Second Lien Credit Agreement Secured Parties) in the same form as received, with any necessary endorsements (which endorsements shall be without recourse and without any representations or warranties) or as a court of competent jurisdiction may otherwise direct for application to the Secured Obligations (as defined in the First Lien/Second Lien Intercreditor Agreement).
If, while any Subordinated Debt is outstanding, in the event of any dissolution, winding up, liquidation, arrangement, reorganization, adjustment, protection, relief or composition of any Obligor or its debts, whether voluntary or involuntary, in any bankruptcy, insolvency, arrangement, reorganization, receivership, relief or other similar case or proceeding under any Debtor Relief Law or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of any Obligor or its Property, subject to the First Lien/Second Lien Intercreditor Agreement: the applicable Collateral Agent shall be entitled to receive payment in full of the Secured Obligations (as defined in the First Lien Credit Agreement) or the Secured Obligations (as defined in the Second Lien Credit Agreement), as applicable, before any Subordinated Creditor is entitled to receive any payment of all or any of the Subordinated Debt, and any payment or distribution of any kind (whether in cash, property or securities) that otherwise would be payable or deliverable upon or with respect to the Subordinated Debt in any such case, proceeding, assignment, marshalling or otherwise (including any payment that may be payable by reason of any other indebtedness of such Obligor being subordinated to payment of the Subordinated Debt) shall be paid or delivered directly to the applicable Collateral Agent for the account of the First Lien Credit Agreement Secured Parties or Second Lien Credit Agreement Secured Parties, as applicable, for application (in the case of cash) to, or as collateral (in the case of non-cash property or securities) for, the payment or prepayment of the Secured Obligations (as defined in the First Lien Credit Agreement) or the Secured Obligations (as defined in the Second Lien Credit Agreement), as applicable, until paid in full.
Each Subordinated Creditor agrees that no payment or distribution to the Collateral Agents or the other Secured Parties (as defined in the First Lien/Second Lien Intercreditor Agreement) pursuant to the provisions of this Subordination Agreement shall entitle such Subordinated Creditor to exercise any right of subrogation in respect thereof until (i) the satisfaction of the Termination Conditions under the First Lien Credit Agreement and (ii) the satisfaction of the Termination Conditions under the Second Lien Credit Agreement, in each case, subject to the terms of the First Lien/Second Lien Intercreditor Agreement.

Each Obligor agrees that it will not make any payment of any of the Subordinated Debt, or take any other action, in each case if such payment or other action would be in contravention of the provisions of this Subordination Agreement.
Each Collateral Agent party hereto agrees and acknowledges that, upon the reasonable request of Borrower, such Collateral Agent shall agree to amend, modify or supplement this Subordination Agreement for the sole purpose of adding as parties hereto (subject to the terms of the First Lien Intercreditor Agreement, the First Lien/Second Lien Intercreditor Agreement, the Equal Priority Intercreditor Agreement and/or the Junior Lien Intercreditor Agreement, if applicable) the holders of any Indebtedness for borrowed money (or a Senior Representative with respect thereto), solely to the extent such Indebtedness is then permitted to be incurred under the Credit Agreements.
THIS SUBORDINATION AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SUBORDINATION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
The terms and provisions of this Subordination Agreement are severable, and if any term or provision shall be determined to be superseded, illegal, invalid or otherwise unenforceable in whole or in part pursuant to applicable Legal Requirements by a Governmental Authority having jurisdiction, such determination shall not in any manner impair or otherwise affect the validity, legality or enforceability of that term or provision in any other jurisdiction or any of the remaining terms and provisions of this Subordination Agreement in any jurisdiction.
From time to time after the date hereof, additional Restricted Subsidiaries of Borrower may become parties hereto (as Obligor or Subordinated Creditor, as the case may be) by executing a counterpart signature page to this Subordination Agreement (each additional Restricted Subsidiary, an “Additional Party”). Upon delivery of such counterpart signature page to the holder of this Subordination Agreement, notice of which is hereby waived by the other Group Members, each Additional Party shall be an Obligor or Subordinated Creditor, as the case may be, and shall be as fully a party hereto as if such Additional Party were an original signatory hereof. This Subordination Agreement shall be fully effective as to any Obligor or Subordinated Creditor that is or becomes a party hereto regardless of whether any other person becomes or fails to become or ceases to be a Obligor or Subordinated Creditor hereunder.
This Subordination Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Subordination Agreement by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Subordination Agreement.
Wilmington Trust, National Association is entering this Subordination Agreement not in its individual capacity, but solely in its capacity as “Collateral Agent” under the Second Lien Credit Agreement. In acting hereunder, the Second Lien Collateral Agent shall be entitled to all of the rights, privileges and immunities of the “Collateral Agent” set forth in the Second Lien

Credit Agreement, including without limitation in Article X thereof, as if such rights, privileges and immunities were expressly set forth herein.
The First Lien Collateral Agent and the Group Members hereby acknowledge and agree that this Subordination Agreement shall supersede and replace the Intercompany Subordination Agreement, dated February 5, 2016, by and among the First Lien Collateral Agent, the Group Members party thereto and the other parties thereto (the “Prior Subordination Agreement”), and that upon execution and delivery of this Subordination Agreement by the parties hereto, the Prior Subordination Agreement shall be terminated ad shall no longer be in effect.
[Signature Page Follows]

IN WITNESS WHEREOF, each of the undersigned has caused this Intercompany Subordination Agreement to be executed and delivered by its proper and duly authorized officer as of the date set forth above.

SOLARWINDS INTERMEDIATE HOLDINGS I, INC.
SOLARWINDS HOLDINGS, INC.
SOLARWINDS, INC.

By:
Name:	J. Barton Kalsu
Title:	Treasurer

SOLARWINDS SWEDEN HOLDINGS AB PINGDOM AB

By:
Name:	J. Barton Kalsu
Title:	Deputy Director

GALAXY TECHNOLOGIES, LLC

By:
Name:	J. Barton Kalsu
Title:	Manager

SOLARWINDS POLAND SP. Z O.O.

By:
Name:	J. Barton Kalsu
Title:	Member of the Management Board

[Signature Page to Intercompany Subordination Agreement]

SOLARWINDS WORLDWIDE, LLC
By: SolarWinds, Inc., its Managing Member

By:
Name:	J. Barton Kalsu
Title:	Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer

SOLARWINDS CZECH S.R.O.

By:
Name:	J. Barton Kalsu
Title:	Executive

AJAX ILLINOIS CORP.
CONFIO CORP.
LIBRATO, INC.
N-ABLE TECHNOLOGIES INTERNATIONAL, INC.
PAPERTRAIL, INC.
RHINO SOFTWARE, INC.
SOLARWINDS MSP US, INC.
LOGGLY, INC.

By:
Name:	J. Barton Kalsu
Title:	President

[Signature Page to Intercompany Subordination Agreement]

IASO INTERNATIONAL, B.V.
LOGICNOW ACQUISITION LIMITED
LOGICNOW PTY LTD
SOLARWINDS INDIA PVT. LTD.
SOLARWINDS INTERNATIONAL HOLDINGS, LTD.
SOLARWINDS IP HOLDING COMPANY LIMITED
SOLARWINDS JAPAN K.K.
SOLARWINDS MSP CLOUD GMBH
SOLARWINDS MSP HOLDINGS LIMITED
SOLARWINDS MSP HOLDINGS WORLDWIDE, LTD.
SOLARWINDS MSP INTERNATIONAL B.V
SOLARWINDS MSP TECHNOLOGY B.V
SOLARWINDS MSP UK LIMITED
SOLARWINDS SOFTWARE ASIA PTE. LTD.
SOLARWINDS SOFTWARE AUSTRALIA PTY. LTD.
SOLARWINDS SOFTWARE EUROPE LIMITED
SOLARWINDS SOFTWARE NETHERLANDS B.V.
SPAMEXPERTS B.V.
SPAMEXPERTS SERVICES SRL

By:
Name:	J. Barton Kalsu
Title:	Director

SOLARWINDS CLASSIC HOLDINGS I, INC.
SOLARWINDS CLASSIC HOLDINGS II, INC.
SOLARWINDS MSP CANADA ULC

By:
Name:	J. Barton Kalsu
Title:	President

[Signature Page to Intercompany Subordination Agreement]

PROJECT LAKE HOLDINGS LIMITED
SOLARWINDS SOFTWARE EUROPE (HOLDINGS) LIMITED)
SOLARWINDS SOFTWARE PORTUGAL, UNIPESSOAL LDA.
SOLARWINDS SOFTWARE UK LIMITED

By:
Name:	Jason Bliss
Title:	Director

LOGICNOW ACQUISITION COMPANY B.V.

By:
Name:	Jason Bliss
Title:	Director (A)

SOLARWINDS CANADA CORPORATION

By:
Name:	Jason Bliss
Title:	Director & Secretary

LLC SOLARWINDS MSP TECHNOLOGY

By:
Name:	Johan Jongsma
Title:	Director

[Signature Page to Intercompany Subordination Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as First Lien Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Intercompany Subordination Agreement]

WILMINGTON TRUST, NATIONAL ASSOCIATION, solely in its capacity as Collateral Agent

By:
Name:
Title:

[Signature Page to Intercompany Subordination Agreement]

Exhibit C
[included as Exhibit J to the Second Lien Credit Agreement filed as Exhibit 10.2]